EXHIBIT 99

                          Riviera Holdings Corporation
                         2901 Las Vegas Boulevard South

                               Las Vegas, NV 89109
                       Investor Relations: (800) 362-1460

                               TRADED: AMEX - RIV

                               www.theriviera.com

FOR FURTHER INFORMATION:

AT THE COMPANY:                             INVESTOR RELATIONS CONTACT:

Duane Krohn, Treasurer and CFO              Lise Needham, Skorpus Consulting
(702) 794-9527 Voice                        (510) 749-7575 Voice
(702) 794-9442 Fax                          (510) 748-0906 Fax
Email:  dkrohn@theriviera.com               Email:  Imneedham@aol.com

FOR IMMEDIATE RELEASE:


            RIVIERA APPOINTS JEFFERY A. SILVER TO BOARD OF DIRECTORS

         LAS VEGAS, NV - March 5, 2001 -- Riviera  Holdings  Corporation  (AMEX:
RIV) today announced that Jeffrey A. Silver has been appointed to the Board of Directors of the Company. Mr. Silver is currently a shareholder with Gordon & Silver, Ltd., a law firm with its principal offices located in Las Vegas, Nevada. Mr. Silver served as the Chief Deputy District Attorney, Clark County, Nevada from 1972 to 1975 and was a Board Member with the Nevada Gaming Control Board from 1975 to 1978 before engaging in the private practice of law from 1979 to 1981 and 1984 to the present. Mr. Silver was the COO and General Counsel of the Landmark Hotel & Casino from 1981 to 1983, CEO of the Riviera Hotel & Casino from 1983 to 1984 and Senior Vice President at Caesars Palace in 1984. Mr. Silver served on the Board of the Las Vegas Convention and Visitor's Authority from 1989 to 1992 as Secretary/Treasurer where he also served as trustee. He was a member of the Board of Directors of the Greater Las Vegas Chamber of Commerce from 1988 to 1995 and in 1988 was its Chairman. Mr. Silver served for four years as a member of the United States Travel and Tourism Advisory Board. He was President of the International Association of Gaming Attorneys from 1992 to 1994 and Chairman of the ABA Section of Gaming Law from 1994 to 1996.

William L. Westerman, Chairman of the Board, said, "We look forward to Mr. Silver's contribution to Riviera's future as a Board member. He brings a depth of experience and industry knowledge to our Company."

About Riviera Holdings:

Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera is traded on the American Stock Exchange under the symbol RIV.